Exhibit 10.8

                               AMENDMENT AGREEMENT

            This Amendment Agreement, made effective as of October 6, 2000 (the "Amendment"), is made by and between Arcade Investments Ltd. (the "Investor"), and ANTs software.com, a Nevada corporation (The "Company").

                                  R E C I T A L

            WHEREAS, the parties hereto are parties to that certain Registration Agreement dated as of September 7, 2000 (the "Registration Agreement"); and

            WHEREAS, the parties hereto have agreed to amend the terms of the Registration Agreement as set forth below.

            NOW THEREFORE, in consideration of the agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment to the Registration Agreement. Section 3 (a) of the Registration Agreement is amended to read as follows:

            (a) The Company agrees that it will prepare and file with the SEC not later than thirty (30) days after the closing of the sale of not less than 600,000 shares of Common Stock, a registration statement covering all of the Securities, (on Form SB-2, S-1, or other appropriate registration statement form) under the Securities Act (the "Registration Statement"), at the sole expense of the Company (except as provided in Section 3(c) hereof), in respect of the Investors, so as to permit the resale of the Securities including without limitation the Warrants.

2. This Amendment amends and is a part of the Registration Agreement. The Registration Agreement as modified by this Amendment remains in full force and effect among the parties.

3. The Amendment may be executed simultaneously in two or counterparts, each one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

4. This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

5. If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision, or such portion of such provision as may be necessary, shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be thereafter enforceable in accordance with its terms.


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6. In the event of any claim, dispute, litigation, arbitration or action concerning or related to this Amendment, or any alleged breach of this Amendment, the prevailing party shall be entitled to reasonable attorneys fees, costs of suit and disbursements in addition to any other remedies or damages which may be properly awarded or awardable.

7. This Amendment is the entire agreement of the parties and supersedes any prior agreements between them, whether written or oral, with respect to the subject matter hereof.

8. The parties have had an opportunity for legal review of all of the terms hereof. The parties therefore agree that, in interpreting any issues which may arise, any rules of construction related to who prepared this Amendment or otherwise are not intended and shall be inapplicable, each party having contributed or having had the opportunity to contribute to clarify any issue, and the parties hereto being joint authors hereof.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, on the day and year first above written.

                                            ANTS SOFTWARE.COM
                                            a Nevada Corporation


                                        By: ____________________________________
                                            Frederick D. Pettit, President and
                                            Chief Executive Officer

                                            ARCADE INVESTMENTS LTD.


                                            ____________________________________
                                        By: ____________________________________


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